UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2013

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 24, 2013, Valley National Bancorp (the “Company”) agreed to sell $125 million aggregate principal amount of its 5.125% Subordinated Debentures due September 27, 2023 (the “Notes”). The Notes were offered pursuant to the Prospectus Supplement dated September 24, 2013 to the Prospectus dated September 13, 2013, filed as part of the Registration Statement on Form S-3 (File No. 333-191168) that became effective when filed with the Securities and Exchange Commission on September 13, 2013.

Underwriting Agreement

On September 24, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Sandler O’Neill + Partners, L.P. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $125 million aggregate principal amount of Notes. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Indenture and First Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Indenture relating to the Subordinated Debt Securities, dated as of September 27, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (the “Indenture”), and the First Supplemental Indenture relating to the Notes, dated as of September 27, 2013, entered into between the Company and the Trustee (the “First Supplemental Indenture”). The Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes. The foregoing descriptions of the Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the Indenture and the First Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events

On September 24, 2013, the Company issued a press release on the subject of the pricing of the public offering of the Notes. A copy of such press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit

1.1	Underwriting Agreement, dated September 24, 2013, by and among the Company and Keefe, Bruyette & Woods, Sandler O’Neill + Partners, L.P. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein

4.1	Indenture, dated as of September 27, 2013, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	First Supplemental Indenture, dated as of September 27, 2013, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of the Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Notes

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)

99.1	Press release on the subject of the pricing of the public offering of the Company’s Notes

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2013	VALLEY NATIONAL BANCORP

	By:	/s/ Mitchell L. Crandell
Mitchell L. Crandell
First Senior Vice President &
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2013, by and among the Company and Keefe, Bruyette & Woods, Sandler O’Neill + Partners, L.P. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein

4.1	Indenture, dated as of September 27, 2013, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	First Supplemental Indenture, dated as of September 27, 2013, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of the Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Notes

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)

99.1	Press release on the subject of the pricing of the public offering of the Company’s Notes